UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2021

TopBuild Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-36870	47-3096382
(State or other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

475 North Williamson Boulevard Daytona Beach, Florida	32114
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (386) 304-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BLD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 15, 2021 (the “Closing Date”), TopBuild Corp., a Delaware corporation (“TopBuild”), completed its previously reported acquisition of Distribution International pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”) with DI Parent, LP, a Delaware limited partnership, DI Super Holdings, Inc., a Delaware corporation (“DI”), Diameter Merger Co., a Delaware corporation (“Merger Sub”), and Advent International GPE VII, LLC, a Delaware limited liability company. Pursuant to the Merger Agreement, at the closing of the transactions contemplated thereby, Merger Sub merged with and into DI, with DI surviving the merger as a wholly owned subsidiary of TopBuild (the “Merger”). On the Closing Date, TopBuild paid aggregate consideration of $1,001.0 million in cash in respect of the acquisition of DI, on a cash-free, debt-free basis, subject to a customary purchase price adjustment mechanism.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is only a summary and is qualified in its entirety by reference to the complete text of the Merger Agreement, which TopBuild previously filed as Exhibit 2.1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on September 8, 2021, which Exhibit is incorporated by reference in this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On October 18, 2021, TopBuild issued a press release announcing the completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by TopBuild under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

TopBuild will provide the financial statements required to be filed under Item 9.01 of Form 8-K by amendment to this Current Report on Form 8-K no later than the 71st day after the required filing date for this Current Report on Form 8-K.

(b)  Pro forma financial information.

TopBuild will provide the pro forma financial information required to be filed under Item 9.01 of Form 8-K by amendment to this Current Report on Form 8-K no later than the 71st day after the required filing date for this Current Report on Form 8-K.

(d)  Exhibits

Exhibit Number	Description
99.1	Press Release dated October 18, 2021

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPBUILD CORP.

	By:	/s/ John S. Peterson
		Name:	John S. Peterson
		Title:	Vice President and Chief Financial Officer
Dated: October 18, 2021

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